SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting material Pursuant to Rule 14a-12

Newell Brands Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

On April 10, 2018, the trustee (the “Trustee”) of the Newell Brands Employee Savings Plan and the Rexair LLC Retirement Savings and Investment Plan (the “401(k) Accounts”) first distributed the voting instruction form that stockholders holding shares of Newell Brands Inc. (the “Company”) in the 401(k) Accounts may use to vote such shares by telephone, internet or mail. To facilitate this year’s proxy contest, a new Trustee was appointed to solicit voting instructions for shares held in the 401(k) Accounts. For logistical reasons, the deadline for submission of voting instructions for shares held in the 401(k) Accounts to the new Trustee was changed to 11:59 PM on Sunday, May 13, which is one day earlier than the deadline used in previous years and otherwise disclosed in the Company’s definitive proxy statement on Schedule 14A. In connection with the foregoing, the fifth sentence of the fourth paragraph on page 3 of the Company’s definitive proxy statement is hereby amended in its entirety to read as follows: “If valid instructions are not received from a Newell Brands Employee Savings Plan or a Rexair LLC Retirement Savings and Investment Plan participant by 11:59 p.m. Eastern Daylight Time on May 13, 2018, a participant’s shares will be voted proportionately by the trustee in the same manner in which the trustee votes all shares for which it has received valid instructions.” The voting instruction form is attached as Exhibit 1.

Exhibit 1

401(K) ACCOUNT VOTING INSTRUCTIONS

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 p.m., EST, on May 13, 2018.

VOTE BY INTERNET	WWW.FCRVOTE.COM/NWL

Use the Internet to transmit your voting instructions up until 11:59 p.m., EST, on May 13, 2018. Have your White voting instruction form in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

OR

VOTE BY TELEPHONE	1-866-390-5374

Use any touch-tone telephone to transmit your White voting instructions up until 11:59 p.m., EST, on May 13, 2018. Have your voting instruction form in hand when you call and then follow the instructions.

OR

VOTE BY MAIL
Mark, sign and date your White voting instruction form and return it in the postage-paid envelope we have provided to: First Coast Results, Inc., P.O. Box 3672, Ponte Vedra Beach, FL 32004-9911. Your voting instruction card must be received no later than 11:59 p.m., EST, on Sunday, May 13, 2018 for the Account Shares to be voted.

If you vote by Internet or by telephone, you do NOT need to mail back your White voting instruction form. Your Internet or telephone vote authorizes the Trustee to vote the Account Shares in the same manner as if you marked, signed and returned your voting instruction card.

CONTROL NUMBER

NEWELL BRANDS INC.

The Board of Directors recommends a vote “FOR” all the Nominees listed below and a vote “FOR” Proposals 2 and 3 and makes no recommendation with respect to Proposal 4.

Proposal 1 Election of Directors

1a. David L. Atchison	1d. Debra A. Crew	1g. Courtney R. Mather	1j. Steven J. Strobel

1b. Patrick D. Campbell	1e. Brett M. Icahn	1h. Michael B. Polk	1k. Michael A. Todman

1c. James R. Craigie	1f. Andrew N. Langham	1i. Judith A. Sprieser

FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐

To withhold authority to vote for any indicated nominee(s), mark “FOR ALL EXCEPT” and write the letter of the nominee(s) on the line below.

	FOR	AGAINST	ABSTAIN
Proposal 2 Ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year 2018.	☐	☐	☐

Proposal 3 Advisory resolution to approve executive compensation.	☐	☐	☐

Proposal 4 Shareholder Proposal - Shareholder Right to Act by Written Consent.	☐	☐	☐

Signature
Signature (Capacity)

Date

Please sign exactly as your name(s) is (are) shown on the share certificate(s). When Account Shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE SIGN, DATE AND RETURN YOUR WHITE VOTING INSTRUCTION FORM PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGN, DATE AND MAIL YOUR WHITE VOTING INSTRUCTION CARD TODAY,

UNLESS YOU HAVE VOTED BY INTERNET OR TELEPHONE.

IF YOU HAVE NOT VOTED BY INTERNET OR TELEPHONE, PLEASE DATE, MARK, SIGN AND

RETURN THIS WHITE INSTRUCTION CARD PROMPTLY. YOUR VOTE MUST BE RECEIVED NO

LATER THAN 11:59 P.M. EASTERN TIME, MAY 13, 2018, TO BE INCLUDED IN THE VOTING

RESULTS.

(CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE )

If submitting a instruction card by mail, please sign and date the card on reverse and fold and detach card at perforation before mailing.

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WHITE VOTING INSTRUCTION CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

NEWELL BRANDS INC.

ANNUAL MEETING OF STOCKHOLDERS

9:00 a.m. on May 15, 2018

W Hotel Hoboken

225 River Street

Hoboken, NJ 07030

This white instruction card will be voted as directed herein. If no direction is made, the shares will be voted FOR the election of all director candidates nominated by the Board of Directors on the reverse side, FOR proposal (2) on the reverse side, FOR proposal (3) on the reverse side, and neither for nor against proposal (4) on the reverse side. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended. This white instruction card revokes any previously executed instruction card with respect to all proposals that properly come before the annual meeting.

As a participant in the Newell Brands Inc. 401(k), you have the right to direct The Trustee regarding how to vote the shares of Newell Brands Inc. attributable to your account at the Annual Stockholder Meeting to be held on May 15, 2018. Your voting directions will be tabulated confidentially. Only The Trustee and its affiliates or agents will have access to your individual voting direction. The undersigned hereby revokes all previously given voting directions.

(CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE.)